www.matw.com | Nasdaq: MATW Third Quarter Fiscal 2026 Earnings Review August 7, 2026 Joseph C. Bartolacci President and Chief Executive Officer Daniel E. Stopar Chief Financial Officer and Treasurer

© 2026 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this release are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to be materially different from management's expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include risks to our ability to achieve the anticipated benefits of the joint venture transaction with Peninsula Parent LLC, d.b.a. Propelis Group ("Propelis"), changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, including changes in costs due to adjustments to tariffs or supply chain disruptions, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, divestitures, and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine and hostilities in the Middle East, and conflicts and related sanctions or trade restrictions involving Venezuela, the Company's plans and expectations with respect to its exploration, and contemplated execution, of various strategies with respect to its portfolio of businesses, the Company's plans and expectations with respect to its Board of Directors, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, enterprise resource planning ("ERP") system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP system integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and believes this measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. This measure provides management with insight on the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2026 Matthews International Corporation. All Rights Reserved. 4 BRAND SOLUTIONS MEMORIALIZATION • Benefits from acquisition of The Dodge Company, including realization of targeted cost synergies • Sales volumes of caskets and cemetery memorials decline due to lower estimated U.S. casketed deaths • Escalating input costs, including tariffs, continue to be a headwind • Divestiture of SGK Business completed in May 2025 • Divestiture of the European roto-gravure packaging business completed in December 2025 • $25 million redemption of preferred investment in Propelis in the quarter ($28 million year-to-date) • Propelis' synergy targets remain on track BUSINESS UPDATE INDUSTRIAL TECHNOLOGIES • Divestiture of Warehouse Automation business and European tooling business in December 2025 • Engineering business remains challenged by the impact of customer delays • Restructuring program initiated that will yield $10 million of annual cost savings

© 2026 Matthews International Corporation. All Rights Reserved. Key Drivers • Revised adjusted EBITDA guidance to be in the range of $158 million to $162 million (including our estimated 40% share of Propelis and income from preferred equity investment in Propelis) • Conditions for engineering business remain challenging due to the ongoing litigation with Tesla and new coating and converting customer wins have not significantly contributed yet • Initiated restructuring program in European engineering business that will yield $10 million in annual cost savings • Memorialization expected to continue delivering modest year to year sales growth but continues to face input cost headwinds beyond inflationary price increases • Propelis synergy timing has not been achieved • Strategic alternative review process continues with a focus on developing strategic partnerships within the Industrial Technologies businesses OUTLOOK FOR FISCAL 2026 5

FINANCIAL OVERVIEW

Q3 2026 SUMMARY

($ in millions except per-share amounts)

Q3

	Q3 2025	Q3 2026
Sales	$ 349.4	$ 246.0
Diluted Earnings (Loss) Per Share	$ 0.49	$ (0.75)
Non-GAAP Adjusted EPS*	$ 0.28	$ 0.06
Net Income (Loss) Attributable to Matthews	$ 15.4	$ (23.7)
Adjusted EBITDA*	$ 44.6	$ 35.0

YTD

	YTD 2025	YTD 2026
Sales	$ 1,178.8	$ 789.4
Diluted Earnings (Loss) Per Share	$ 0.10	$ (0.06)
Non-GAAP Adjusted EPS*	$ 0.76	$ 0.24
Net Income (Loss) Attributable to Matthews	$ 3.0	$ (1.9)
Adjusted EBITDA*	$ 136.0	$ 115.0

3rd Quarter ("Q3") Highlights

Sales

- Acquisition of The Dodge Company
- Lower Engineering sales
- Higher Product Identification sales
- Divestitures of SGK (May 2025), Warehouse Automation (December 2025), and European rotogravure packaging and tooling (December 2025)

GAAP EPS

- Lower operating results
- Net gain on divestitures, primarily SGK (May 2025)
- Restructuring costs in the Industrial Technologies segment
- Equity-method losses on investment in Propelis

Adjusted EBITDA

- Divestitures of Warehouse Automation (December 2025), and European rotogravure packaging and tooling (December 2025)
- Decrease in the Industrial Technologies segment
- Increase in the Brand Solutions' segment due to equity-method interest in Propelis
- Lower corporate and other non-operating cost

Adjusted EPS

- Lower operating results

** See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
7

© 2026 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 8 23.0% 21.1% $203.7 $208.1 Q3 FY2025 Q3 FY2026 $599.8 $627.5 FY2025 FY2026 $42.8 $42.2 Q3 FY2025 Q3 FY2026 $124.5 $130.0 FY2025 FY2026 21.0% 20.3% 20.7% 20.7% ($ in millions) Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Acquisition of The Dodge Company • Lower unit sales of caskets and cemetery memorials due to a decline in death rates • Lower sales of cremation equipment and mausoleums • Price realization to mitigate cost increases Adjusted EBITDA • Acquisition of The Dodge Company • Cost-savings initiatives and price realization to mitigate cost increases • Lower volume and higher material, labor, and other production costs * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2026 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 9 15.5% 12.4% 15.6%10.3% ($ in millions) $87.9 $38.0 Q3 FY2025 Q3 FY2026 $249.3 $150.3 FY2025 FY2026 $9.0 $(5.4) Q3 FY2025 Q3 FY2026 $16.9 $(13.2) FY2025 FY2026 10.3% (14.3)% 6.8% (8.8)% Q3 Sales Q3 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin* Sales • Lower Engineering sales • Higher Product Identification sales • Divestitures of Warehouse Automation and European tooling businesses (December 2025) • Favorable currency impacts of $6.2 million YTD Adjusted EBITDA • Divestitures of Warehouse Automation and European tooling businesses (December 2025) • Lower Engineering sales and margins • Benefits from cost-reduction initiatives * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2026 Matthews International Corporation. All Rights Reserved. BRAND SOLUTIONS ($ in millions) 10 15.4% 12.9% $57.7 $— Q3 FY2025 Q3 FY2026 $329.7 $11.6 FY2025 FY2026 $5.0 $9.7 Q3 FY2025 Q3 FY2026 $32.9 $32.0 FY2025 FY2026 Q3 Sales Q3 Adjusted EBITDA* YTD Sales YTD Adjusted EBITDA* Sales • Divestitures of SGK (May 2025) and European rotogravure packaging (December 2025) Adjusted EBITDA • Divestitures of SGK (May 2025) and European rotogravure packaging (December 2025) • Company's equity-method interest in Propelis' adjusted EBITDA • Prior year represents results from the SGK business for the month of April 2025 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

CAPITALIZATION AND CASH FLOWS

($ in millions)

Total Debt and Net Debt*


$710.8
$678.4
$567.3
$529.7
09/30/25
06/30/26

Note: Dark gray shades on the left represent Total Debt.

Operating Cash Flow


$(33.9)
$(69.5)
YTD FY2025
YTD FY2026

Cash


$32.4
$37.6
9/30/25
06/30/26

- YTD cash flows reflected costs related to divestitures, litigation costs, ongoing Tesla dispute, and restructuring actions
- Outstanding debt reduced utilizing proceeds from divestitures and the redemption of preferred share ownership of Propelis
- Quarterly dividend of $0.255/share, payable 8/24/2026

** See supplemental slide for Net Debt reconciliation and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
11

SUPPLEMENTAL INFORMATION

© 2026 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, and constant currency adjusted EBITDA, and net debt. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended June 30,		Nine Months Ended June 30,	
	2026	2025	2026	2025
Net (loss) income	**$ (23,689)**	**$ 15,387**	**$ (1,894)**	**$ 2,999**
Income tax provision	46	43,477	34,618	38,391
(Loss) income before income taxes	**$ (23,643)**	**$ 58,864**	**$ 32,724**	**$ 41,390**
Propelis depreciation, amortization, interest and other items (1)	15,634	—	49,613	—
Interest expense, including RPA and factoring financing fees (2)	10,800	16,804	36,525	50,668
Loss on debt extinguishment	—	—	16,343	—
Depreciation and amortization *	11,654	15,836	35,858	56,571
Acquisition and divestiture related items (3)**	337	(9,473)	1,649	4,805
Strategic initiatives and other items (4)**†	15,333	10,315	36,977	16,303
Gain on divestitures, net	(234)	(57,103)	(109,498)	(55,031)
Highly inflationary accounting losses (primarily non-cash) (5)	—	325	16	1,036
Stock-based compensation	5,054	8,841	14,597	19,838
Non-service pension and postretirement expense (6)	38	141	151	407
Total Adjusted EBITDA	**$ 34,973**	**$ 44,550**	**$ 114,955**	**$ 135,987**
Adjusted EBITDA margin	*14.2 %*	*12.8 %*	*14.6 %*	*11.5 %*

(1) Represents the Company's portion of depreciation, intangible amortization, interest expense, and other items incurred by Propelis.

(2) Includes fees for receivables sold under the RPA and factoring arrangements totaling $380 and $974 for the three months ended June 30, 2026 and 2025, respectively and $1,430 and $3,291 for the nine months ended June 30, 2026 and 2025, respectively.

(3) Includes certain non-recurring items associated with recent acquisition and divestiture activities.

(4) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes litigation costs related to an ongoing dispute with Tesla, Inc. ("Tesla"), which totaled $7,772 and $5,795 for the three months ended June 30, 2026 and 2025, respectively and $18,944 and $14,419 for the nine months ended June 30, 2026 and 2025, respectively. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $207 for the three months ended June 30, 2025 and $5,109 for the nine months ended June 30, 2025. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,655 for the nine months ended June 30, 2025. Fiscal 2025 also includes loss recoveries totaling $538 for the three months ended June 30, 2025 and $1,708 for the nine months ended June 30, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(5) Represents exchange losses associated with highly inflationary accounting related to certain Turkish subsidiaries which were recently divested.

(6) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $7,985 and $7,394 for the Memorialization segment, $3,105 and $5,489 for the Industrial Technologies segment, and $564 and $596 for Corporate and Non-Operating, for the three months ended June 30, 2026 and 2025, respectively. Depreciation and amortization was $24,173 and $21,766 for the Memorialization segment, $9,549 and $16,807 for the Industrial Technologies segment, $609 and $15,935 for the Brand Solutions segment, and $1,527 and $2,063 for Corporate and Non-Operating, for the nine months ended June 30, 2026 and 2025, respectively. Depreciation and amortization was $2,357 for the Brand Solutions segment for the three months ended June 30, 2026.

** Acquisition costs, ERP system integration costs, and strategic initiatives and other charges were $1 and $552 for the Memorialization segment, $13,239 and $9,079 for the Industrial Technologies segment, $126 and $1,692 for the Brand Solutions segment, and $2,304 and income of $10,481 for Corporate and Non-Operating, for the three months ended June 30, 2026 and 2025, respectively. Acquisition costs, ERP system integration costs, and strategic initiatives and other charges were $450 and $4,265 for the Memorialization segment, $26,331 and $13,390 for the Industrial Technologies segment, $3,621 and $2,822 for the Brand Solutions segment, and $8,224 and $631 for Corporate and Non-Operating, for the nine months ended June 30, 2026 and 2025, respectively.

† Strategic initiatives and other items includes charges for exit and disposal activities (including severance and other employee termination benefits) totaling expenses of $6,722 and $2,438 for the three months ended June 30, 2026 and 2025, respectively, and expenses of $9,027 and $1,133 for the nine months ended June 30, 2026 and 2025, respectively.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended June 30,				Nine Months Ended June 30,			
	2026		2025		2026		2025	
		per share		per share		per share		per share
Net (loss) income attributable to Matthews	**$ (23,689)**	**$ (0.75)**	**$ 15,387**	**$ 0.49**	**$ (1,894)**	**$ (0.06)**	**$ 2,999**	**$ 0.10**
Acquisition and divestiture costs [1]	2,998	0.09	(6,901)	(0.22)	3,954	0.13	5,807	0.19
Strategic initiatives and other charges [2]	12,888	0.41	10,615	0.33	30,402	0.97	14,516	0.45
Gain on divestitures, net	(234)	(0.01)	(14,155)	(0.45)	(68,685)	(2.19)	(14,155)	(0.45)
Highly inflationary accounting losses (primarily non-cash) [3]	—	—	325	0.01	16	—	1,036	0.03
Non-service pension and postretirement expense [4]	28	—	106	—	113	—	305	0.01
Amortization	1,877	0.06	2,605	0.08	6,107	0.19	12,271	0.39
Loss on debt extinguishment	—	0	—	—	12,242	0.39	—	—
Propelis amortization and other unusual items [5]	8,006	0.26	—	—	25,256	0.81	—	—
Tax-related [6]	—	—	1,207	0.04	—	—	1,207	0.04
Adjusted net income	**$ 1,874**	**$ 0.06**	**$ 9,189**	**$ 0.28**	**$ 7,511**	**$ 0.24**	**$ 23,986**	**$ 0.76**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 10.8% and 90.2% for the three and nine months ended June 30, 2026, respectively, and 18.2% and 23.7% for the three and nine months ended June 30, 2025, respectively.

[1] Includes certain non-recurring items associated with recent acquisition and divestiture activities.

[2] Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes litigation costs related to an ongoing dispute with Tesla, Inc. ("Tesla"), which totaled $7,772 and $5,795 for the three months ended June 30, 2026 and 2025, respectively and $18,944 and $14,419 for the nine months ended June 30, 2026 and 2025, respectively. Fiscal 2025 includes costs related to the Company's 2025 contested proxy which totaled $207 for the three months ended June 30, 2025 and $5,109 for the nine months ended June 30, 2025. Fiscal 2025 includes net gains on the sales of certain significant property and other assets of $8,655 for the nine months ended June 30, 2025. Fiscal 2025 also includes loss recoveries totaling $538 for the three months ending June 30, 2025 and $1,708 for the nine months ended June 30, 2025 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

[3] Represents exchange losses associated with highly inflationary accounting related to certain Turkish subsidiaries which were recently divested.

[4] Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

[5] Represents the Company's portion of amortization and other items incurred by Propelis.

[6] Represents tax-related items incurred in connection with assets the Company previously wrote off in Russia.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
15

CONSTANT CURRENCY SALES AND ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Memorialization	Industrial Technologies	Brand Solutions	Corporate and Non-Operating	Consolidated
Reported sales for the quarter ended June 30, 2026	$ 208,060	$ 37,956	$ —	$ —	$ 246,016
Changes in foreign exchange translation rates	(457)	(254)	—	—	(711)
Constant currency sales for the quarter ended June 30, 2026	$ 207,603	$ 37,702	$ —	$ —	$ 245,305
Reported sales for the nine months ended June 30, 2026	$ 627,492	$ 150,333	$ 11,573	$ —	$ 789,398
Changes in foreign exchange translation rates	(1,973)	(6,232)	—	—	(8,205)
Constant currency sales for the nine months ended June 30, 2026	$ 625,519	$ 144,101	$ 11,573	$ —	$ 781,193
Reported adjusted EBITDA for the quarter ended June 30, 2026	$ 42,248	$ (5,434)	$ 9,700	$ (11,541)	$ 34,973
Changes in foreign exchange translation rates	(80)	277	350	(121)	426
Constant currency adjusted EBITDA for the quarter ended June 30, 2026	$ 42,168	$ (5,157)	$ 10,050	$ (11,662)	$ 35,399
Reported adjusted EBITDA for the nine months ended June 30, 2026	$ 130,028	$ (13,205)	$ 32,009	$ (33,877)	$ 114,955
Changes in foreign exchange translation rates	(248)	706	50	(191)	317
Constant currency adjusted EBITDA for the nine months ended June 30, 2026	$ 129,780	$ (12,499)	$ 32,059	$ (34,068)	$ 115,272

** See Disclaimer (page 2) for Management's assessment of supplemental information related to constant currency sales and constant currency adjusted EBITDA.*

Matthews INTERNATIONAL
© 2026 Matthews International Corporation. All Rights Reserved.
16

© 2026 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 17 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Long-term debt, current maturities $ 7,812 $ 7,298 $ 7,271 $ 7,230 Long-term debt 559,451 571,950 529,756 703,602 Total debt 567,263 579,248 537,027 710,832 Less: Cash and cash equivalents (37,602) (36,088) (31,357) (32,433) Net Debt $ 529,661 $ 543,160 $ 505,670 $ 678,399 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)